Exhibit 99.1

Bay View Deposit Corporation Bay View 2005 LJ-2 Owner Trust

For Payment Date: For Collection Period: For Determination Date:	Feb 27, 2006 January, 2006 Feb 21, 2006
A. PRINCIPAL BALANCE RECONCILIATION

		Aggregate
		Receivables
	Total # Loans	Balance
(A) ORIGINAL PRINCIPAL BALANCE	8,787	185,596,207.50
(B) BEGINNING BALANCE	7,331	149,944,573.78
(C) COLLECTIONS (Regular Payments / Scheduled Principal)	N/A	2,472,881.71
(D) COLLECTIONS (Principal Payoffs / Prepaid Principal)	160	2,001,851.23
(E) REPURCHASED RECEIVABLES	0	0.00
(F) FULL CHARGE OFFS (Receivable Balance of Defaulted Receivables)	17	362,801.25
(G) PARTIAL CHARGE OFFS (Charged-off portion of Receivable Balance of Defaulted Receivables sold)	n/a	1,948.26

(H) PRINCIPAL RECEIVABLE BALANCE (as of end of Collection Period)	7,154	145,105,091.33

B. NOTE BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	B	C	D	Total
(A) ORIGINAL NOTE BALANCE	23,800,000.00	63,600,000.00	48,500,000.00	25,550,000.00	7,420,000.00	6,040,000.00	6,040,000.00	180,950,000.00
(B) BEGINNING BALANCE	—	51,748,366.28	48,500,000.00	25,550,000.00	7,420,000.00	6,040,000.00	6,040,000.00	145,298,366.28
(C) PRINCIPAL REDUCTIONS	—	4,839,482.45	—	—	—	—	—	4,839,482.45

(D) ENDING BALANCE	—	46,908,883.83	48,500,000.00	25,550,000.00	7,420,000.00	6,040,000.00	6,040,000.00	140,458,883.83

(E) NOTE FACTOR	0.000000%	73.756107%	100.000000%	100.000000%	100.000000%	100.000000%	100.000000%	77.623036%
C. CERTIFICATE BALANCE RECONCILIATION

Total
(A) ORIGINAL CERTIFICATE BALANCE	4,646,207.50
(B) BEGINNING BALANCE	4,646,207.50
(C) PRINCIPAL REDUCTIONS	0.00

(D) ENDING BALANCE	4,646,207.50

(E) CERTIFICATE FACTOR	100.000000%
D. COLLECTIONS

TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	5,587,277.43
(B) INTEREST WIRED — (Collection account)	25,121.73
(D) ADVANCES	6,147.79
(E) REPURCHASES	0.00
(F) GROSS CHARGE OFF RECOVERIES	234,449.47
(G) RESERVE ACCOUNT WITHDRAWAL	0.00

TOTAL COLLECTIONS	5,852,996.42

E. TRUSTEE DISTRIBUTIONS

TOTAL CASH FLOW	5,852,996.42

(A) INDENTURE TRUSTEE FEE (not to exceed $25,000 per annum)	750.00
(B) UNRECOVERED INTEREST ADVANCES	7,106.72
(C) SERVICING FEE (DUE AND UNPAID)	124,953.81
(D) STANDBY SERVICING FEE (not to exceed $10,000)	3,123.85
(E) OWNER TRUSTEE FEE (not to exceed $10,000 per annum)	333.33
(F) TRANSITION COST	0.00
(G) INTEREST TO “A-1” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	0.00
(H) INTEREST TO “A-2” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	181,119.28
(I) INTEREST TO “A-3” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	178,237.50
(J) INTEREST TO “A-4” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	96,877.08
(K) INTEREST TO “B” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	29,556.33
(L) INTEREST TO “C” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	24,764.00
(M) INTEREST TO “D” NOTEHOLDER HOLDERS, INCLUDING OVERDUE	26,525.67
(N) PRINCIPAL TO “A-1” NOTEHOLDER HOLDERS	0.00
(O) PRINCIPAL TO “A-2” NOTEHOLDER HOLDERS	4,839,482.45
(P) PRINCIPAL TO “A-3” NOTEHOLDER HOLDERS	0.00
(Q) PRINCIPAL TO “A-4” NOTEHOLDER HOLDERS	0.00
(R) PRINCIPAL TO “B” NOTEHOLDER HOLDERS	0.00
(S) PRINCIPAL TO “C” NOTEHOLDER HOLDERS	0.00
(T) PRINCIPAL TO “D” NOTEHOLDER HOLDERS	0.00
(U) RESERVE ACCOUNT (up to the Requisite Amount)	40,083.91
(V) PRINCIPAL TO CERTIFICATE HOLDER	0.00
(W) INTEREST TO CERTIFICATE HOLDER, INCLUDING OVERDUE	295,283.91
(X) ADDITIONAL UNPAID SERVICING FEE	0.00
(Y) ADDITIONAL UNPAID BACK-UP SERVICER FEE	0.00
(Z) ADDITIONAL UNPAID INDENTURE FEE	0.00
(AA) ADDITIONAL UNPAID OWNER TRUSTEE FEE	0.00
(AB) ADVANCE RECOVERY PAYMENTS	4,798.58

(AC) EXCESS TO RESIDUAL INTEREST HOLDER	0.00

BALANCE	0.00

F. RESERVE ACCOUNT

SPREAD
ACCOUNT
(A) BEGINNING BALANCE	3,197,244.06
(B) ADDITIONS TO RESERVE AMOUNT	40,083.91
(C) INTEREST EARNED	10,605.66
(D) DRAWS	0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS	0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER	0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

(H) ENDING BALANCE	3,247,933.63

(I) REQUIRED BALANCE	3,247,933.63

(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER	0.00

Bay View Deposit Corporation Bay View 2005 LJ-2 Owner Trust

For Payment Date: For Collection Period: For Determination Date:	Feb 27, 2006 January, 2006 Feb 21, 2006
PERFORMANCE DATA
G. CURRENT RECEIVABLES DELINQUENCY

	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	35	565,392.99
(B) 61-90	10	127,786.95
(C) 91+ days	4	68,047.32

TOTAL	49	761,227.26

H. REPOSSESSIONS

	NUMBER	BALANCE
(A) COLLECTION PERIOD REPOSSESSIONS	4	90,811.65
(B) AGGREGATE REPOSSESSIONS	52	1,238,612.62
(C) UNLIQUIDATED REPOSSESSIONS	9	213,100.14
I. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	761,227.26	145,105,091.33	0.5246%
(B) 1ST PREVIOUS	976,269.79	149,944,573.78	0.6511%
(C) 2ND PREVIOUS	1,151,029.43	154,208,995.91	0.7464%

(D) THREE MONTH ROLLING AVERAGE	962,842.16	149,752,887.01	0.6407%

J. CUMULATIVE NET LOSS RATE

	BALANCE	BALANCE	Net Loss Rate %
(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	364,749.51
(C) LESS: RECOVERIES (current month)	234,449.47
(E) NET LOSSES CURRENT PERIOD	130,300.04
(F) PRIOR PERIOD CUMULATIVE NET LOSSES	690,040.66

(G) CUMULATIVE NET LOSSES (current period)	820,340.70	185,596,207.50	0.44%

K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) PRINCIPAL BALANCE OF RECEIVABLES EXTENDED CURRENT MONTH	354,375.13	145,105,091.33	0.24%
L. LOCKBOX TEST

	AMOUNT	NUMBER
(A) TOTAL PAYMENTS TO THE LOCKBOX (Current Month)	3,305,522.33	6,918
(B) TOTAL PAYMENTS (Current Month)	5,821,726.90	7,610

(C) LOCKBOX PERCENTAGE PAYMENTS		90.91%

M. WAC-Weighted Average Coupon		8.34
N. WAM-Weighted Average Maturity		67.08

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo

Kevin Rieke		John Okubo
Bay View Acceptance Corp		Bay View Acceptance Corp